SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2004

FORMFACTOR, INC.

(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50307	13-3711155
(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore, California	94551
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 290-4000

n/a
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors.
SIGNATURES

Item 5.02 Election of Directors.

On December 9, 2004, the Board of Directors of FormFactor, Inc. elected Dr. Homa Bahrami as a Director. Dr. Bahrami is a Senior Lecturer at the Haas School of Business, University of California at Berkeley. Dr. Bahrami, who has been on the Haas School faculty since 1986, holds a Ph.D. in organizational behavior from Aston University, U.K. and is widely published on organizational design and organizational development challenges and trends in the high technology sector. It is expected that Dr. Bahrami will serve on the Company’s Governance Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.
Date: December 15, 2004	By:	/s/ Jens Meyerhoff
		Name:	Jens Meyerhoff
		Title:	Chief Operating Officer and Chief Financial Officer